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                                                          Exhibit 23.1
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                       INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of Comcast Corporation on Form S-8 of our report dated February 29, 1996 appearing in the Annual Report on Form 10-K of Comcast
Corporation for the year ended December 31, 1995, and to the reference to us under the heading "Experts" in this Registration Statement.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
December 20, 1996